SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT to the Credit Agreement referred to below, dated as of October 17, 2018 (this “Second Amendment”), by and among EAGLE BULK ULTRACO LLC, a Marshall Islands limited liability company, as Borrower (the “Borrower”), the Initial Guarantors, the Additional Guarantors, including HAMBURG EAGLE LLC, a Marshall Islands limited liability company (the “Additional Guarantor”), the Lenders party hereto, ABN AMRO Capital USA LLC, as Facility Agent (in such capacity, the “Facility Agent”) and ABN AMRO Capital USA LLC as Security Trustee (in such capacity, the “Security Trustee”). Capitalized terms used herein but not otherwise defined in this Second Amendment have the same meanings as specified in the Credit Agreement referenced below, as amended by this Second Amendment.
RECITALS
WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Swap Banks from time to time party thereto, the Facility Agent, the Security Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of June 28, 2017 (as amended by the First Amendment to Credit Agreement dated as of December 29, 2017 and as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.21 of the Credit Agreement as amended by this Second Amendment, the Borrower hereby requests (and this Second Amendment hereby constitutes a written notice to the Facility Agent pursuant to such Section 2.21 requesting) the Incremental Lenders to make available Incremental Commitments to finance the acquisition by the Additional Guarantor of the M/V BAO TONG (tbr M/V HAMBURG EAGLE) (the “Additional Vessel”), and to make Loans to the Borrower on the Second Amendment Effective Date (as defined below) in an aggregate principal amount equal to the lesser of (a) $12,800,000 and (b) 60% of the Fair Market Value of the Additional Vessel, and the Facility Agent, the Security Trustee, the Borrower, the Guarantors, the Lenders and each Incremental Lender have agreed, subject to the terms and conditions hereinafter set forth, to provide for such Incremental Commitments, which will be added to, and constitute part of, the Commitments and the Total Commitments; and
WHEREAS, the Borrower, the Guarantors, the Lenders, the Incremental Lenders, the Facility Agent and the Security Trustee have agreed to amend the Credit Agreement as hereinafter set forth to provide for such Incremental Commitments;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Amendments to Credit Agreement. The Credit Agreement is, effective as of the Second Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 below, hereby amended as follows:

(a)    Definitions. Section 1.01 of the Credit Agreement is hereby amended by:
(i)    adding the following new definition thereto in the proper alphabetical order:

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of October 17, 2018, among the Borrower, the Guarantors, the Facility Agent, the Security Trustee and the Lenders party thereto.

(ii)    amending the following definition thereto:
“Commitment Termination Date” means November 1, 2018 or such later date as may be agreed between the Borrower and the Facility Agent (except that, if such date is not a Business Day, the Commitment Termination Date shall be the next preceding Business Day).
(b)    Section 2.01 of the Credit Agreement is amended by inserting “, except as otherwise expressly permitted under Section 2.21(a),” immediately before “no Borrowing shall exceed 40% of the lesser of (i) the Purchase Price of such Vessel and (ii) the Fair Market Value of such Vessel.”
(c)    Section 2.06(a) of the Credit Agreement is amended and restated as follows:
“(a) Amounts. The Borrower shall repay the principal amount of each Borrowing by:
(i) in the case of the first repayment installment relating to the Borrowing for the Vessel HAMBURG EAGLE, $211,679.11;
(ii) except as provided in subclause (a)(i) above, equal consecutive quarterly principal repayment installments each in the amount specified in the column of the table in Schedule IV set forth opposite the name of such Vessel and marked “Quarterly Installment Amount”; and
(iii) a final balloon payment (the “Balloon Installment”) in an amount equal to the aggregate principal amount of such Borrowing outstanding on the Maturity Date;
provided that if any Borrowing is made for a Vessel in an amount less than the relevant Maximum Vessel Borrowing Amount, then the quarterly repayment installments (including, for the avoidance of doubt, the repayment installment specified in subclause (a)(i) above) and the Balloon Installment for such Borrowing specified in this Section 2.06(a) shall be reduced pro rata by the undrawn amount.”
(d)    Section 2.06(b) of the Credit Agreement is amended and restated as follows:
“(b) Repayment Dates. Each quarterly principal repayment installment in respect of each Borrowing including the repayment installment specified in Section 2.06(a)(i) shall be repaid commencing on the First Repayment Date, and thereafter on March 31, June 30, September 30 and December 31 of each calendar year, provided that the Balloon Installment in respect of each Borrowing shall be repaid on the Maturity Date.”
(e)    Section 2.21(a) of the Credit Agreement is amended and restated as follows:
“(a) Request for Increase. The Borrower may, by notice to the Facility Agent (who shall promptly notify the Lenders), request up to one increase in the Commitments to finance the acquisition of a vessel owned by an Additional Guarantor (such increase, an “Incremental Commitment”); provided that such increase shall be in an aggregate amount not exceeding an amount equal to the lesser of (i) $12,800,000 and

(ii) 60% of the Fair Market Value of such additional vessel to be financed by the Incremental Commitment; provided further that  (A) any such request for an increase shall be subject to (x) the prior written consent of all the Lenders and (y) the entry into by the Borrower and the other Security Parties of documentation amending and/or supplementing this Agreement and the other Loan Documents as the Facility Agent may reasonably require, (B) Schedule IV shall be supplemented to provide for a Maximum Vessel Borrowing Amount and the quarterly principal installment amounts for such Vessel being financed, and (C) any such request may not be made on or after November 1, 2018.”
(f)    Schedule IV of the Credit Agreement is amended and restated in the form set out in Annex II attached hereto.

SECTION 2.	Incremental Commitments.
(a)    Each Incremental Lender on, and subject to the occurrence of, the Second Amendment Effective Date hereby severally agrees to make Loans to the Borrower in a single Borrowing in an aggregate principal amount not to exceed such Incremental Lender’s Incremental Commitments as set forth opposite its name on Annex I attached hereto.
(b)    The Incremental Lenders, the Lenders, the Facility Agent, the Security Trustee, the Borrower and the Guarantors agree that this Second Amendment effects the provisions of Section 2.21 of the Credit Agreement as amended by this Second Amendment with respect to such Incremental Commitments and shall constitute a Joinder Agreement pursuant to and in accordance with Section 2.21 of the Credit Agreement as amended by this Second Amendment.
(c)    Upon the incurrence of a Loan pursuant to this Second Amendment, such Loan shall be subject to the interest rates (including the Margin) and terms, repayment, voluntary prepayment terms and mandatory prepayment terms applicable to the Loans as set forth in the Credit Agreement.
(d)    On (and subject to the occurrence of) the Second Amendment Effective Date, each Incremental Lender party hereto to the extent provided in this Second Amendment and the Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.
(e)    The Borrower and each Guarantor acknowledges and agrees that (i) the Borrower shall be liable for all Obligations with respect to all Loans made to the Borrower pursuant to this Second Amendment and (ii) all such Obligations (including all such Loans pursuant to this Second Amendment) shall constitute Guaranteed Obligations and shall be entitled to the benefits of the Security Documents and the Guarantees.
(f)    The Incremental Commitment of each Incremental Lender shall automatically terminate upon the making of the Loans pursuant to this Second Amendment on the Second Amendment Effective Date.
(g)    The proceeds of the Loans pursuant to this Second Amendment shall be used by the Borrower solely for the purposes set forth in the second recital of this Second Amendment and any amounts repaid, prepaid or cancelled may not be reborrowed.

SECTION 3.
Representations and Warranties. In order to induce the Incremental Lenders party hereto to enter into this Second Amendment, to make the Loans pursuant hereto and to amend the Credit Agreement in the manner provided herein, each Security Party hereby represents and warrants that:

(a)    the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect)f on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date).
(b)    both before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing; and
(c)    this Second Amendment has been duly authorized, executed and delivered by each Security Party party hereto and each of this Second Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Security Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.
Conditions of Effectiveness. The effectiveness of this Second Amendment (including the amendments contained in Section 1 hereof and agreements contained in Section 2 hereof) are subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a)    this Second Amendment shall have been duly executed by the Borrower, each Guarantor, the Lenders, the Incremental Lenders, the Facility Agent and the Security Trustee (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Facility Agent;
(b)    a duly executed original of a Guarantor Accession Agreement made between the Additional Guarantor and the Facility Agent;
(c)    the Facility Agent shall have received a Borrowing Request in respect of the Loans under this Second Amendment by no later than the applicable time required pursuant to Section 2.3 of the Credit Agreement (or such shorter period as may be agreed by the Facility Agent);
(d)    the Facility Agent shall have received (i) a certificate of an officer or an officer of the sole member, as the case may be, of each Security Party dated the Second Amendment Effective Date, certifying (A) either (i) that attached thereto is a true and complete copy of each Organizational Document of such Security Party, or (ii) that the copies of such Security Party’s Organizational Documents as previously certified and delivered to the Facility Agent on the Closing Date (or, if later, the date of joinder of such Security Party as a Guarantor under the Loan Documents) remain in full force and effect on the Second Amendment Effective Date, without modification or amendment since such prior date of certification and delivery, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or sole member of such Security Party authorizing the execution, delivery and performance of this Second Amendment and the other Loan Documents (including, if applicable, as amended by this Second Amendment) to which such Security Party is a party and, in the case of the Borrower, the borrowing of the Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Second Amendment and any Loan Document or any other document delivered in connection herewith or therewith on behalf of such Security Party, (ii) a certificate as to the goodstanding of each Security Party as of a date reasonably near to the Second

Amendment Effective Date certifying that each Security Party is duly formed and in goodstanding under the laws of its jurisdiction of incorporation and (iii) an original or certified copy power of attorney under which any Loan Document is executed on behalf of a Security Party;
(e)    the Facility Agent shall have received, on behalf of itself and the other Finance Parties, a favorable written opinion of (i) Watson Farley & Williams LLP, counsel for the Facility Agent and the other Finance Parties, (ii) Reed Smith LLP, counsel for the Security Parties, and (iii) any other legal advisors on matters of the law of such jurisdiction as the Facility Agent may require, in each case (A) dated the Second Amendment Effective Date (or such other date agreed by the Facility Agent), (B) addressed to the Facility Agent and the other Finance Parties and (C) covering customary matters for incremental loan facilities relating to this Second Amendment and the other Loan Documents delivered in connection with this Second Amendment as the Facility Agent shall reasonably request;
(f)    at least one Business Day (solely for purposes of this Section 4, to be defined as any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is closed) prior to the Second Amendment Effective Date, each Security Party shall have provided to the Facility Agent the documentation and other information required by bank regulatory authorities under or in respect of applicable “know-your-customer” requirements, including the PATRIOT Act;
(g)    on or prior to the Second Amendment Effective Date, the Borrower shall have paid to the Facility Agent for the account of each Incremental Lender with Incremental Commitments a fee equal to 1.25% of the aggregate amount of such Incremental Lender’s Commitments in effect on the Second Amendment Effective Date;
(h)    the Borrower shall have paid all other costs, fees, expenses and other amounts due and payable pursuant to the Loan Documents and in connection with this Second Amendment;
(i)    a copy of the memorandum of agreement (together with all amendments and addenda thereto) for the Additional Vessel duly executed by the Additional Guarantor who will be the owner thereof, and the relevant seller, together with evidence of any address or similar commission arrangements, all of which shall be of terms acceptable to the Facility Agent (certified by an officer of the Borrower or such Additional Guarantor to be a true, correct and complete copy thereof);
(j)    two valuations dated respectively September 30, 2018 and October 8, 2018, addressed to the Borrower or the Facility Agent (at the expense of the Borrower) by an Approved Broker indicating the Fair Market Value of the Additional Vessel;
(k)    a duly executed original of (i) an amendment to the Membership Interest Pledge and (ii) an Account Pledge with respect to the Additional Guarantor who will be the owner of the Additional Vessel, and of any documents required to be delivered thereunder;
(l)    upon the request of any Incremental Lender made through the Facility Agent, a promissory note executed and delivered to the order of such Incremental Lender in the form of Exhibit L attached to the Credit Agreement, or any other form approved by the Facility Agent;
(m)    the conditions precedent set forth in Section 4.03 and Section 4.04 of the Credit Agreement in relation to the Additional Vessel and the Additional Guarantor who will be the owner thereof shall have been satisfied (or waived in writing by the Facility Agent with the consent of the Incremental Lenders);

(n)    the Facility Agent shall have received in form approved by the Facility Agent an amendment to each Vessel Mortgage duly executed by the owner of the relevant Vessel reflecting this Second Amendment, and evidence that such amendment has been duly recorded in accordance with the Laws of the Approved Flag;
(o)    evidence that the Additional Guarantor who will be the owner of the Additional Vessel has duly opened an Operating Account and has delivered to the Facility Agent all resolutions, signature cards and other documents or evidence required in connection with the opening, maintenance and operation of such accounts with the Account Bank;
(p)    evidence that, if the tests set out in Article VII or Section 5.04 of the Credit Agreement were applied immediately following the making of the relevant Borrowing, the Borrower would not be obliged to provide additional security or repay part of the Borrowings as therein provided (determined on the basis of the most recent valuation for each Vessel delivered pursuant to Section 5.03 of the Credit Agreement); and
(q)    (i) all representations and warranties set forth in Section 3 of this Second Amendment shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date) and (ii) no Default shall have occurred and be continuing or would occur after giving effect to the incurrence of the Loans pursuant to this Second Amendment and the application of the proceeds therefrom.

SECTION 5.	Effects on Loan Documents.
(a)    Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Facility Agent or the Security Trustee under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Facility Agent or the Security Trustee under the Loan Documents.
(c)    (i) Each Security Party acknowledges and agrees that, on and after the Second Amendment Effective Date, this Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this Second Amendment) and (ii) each Security Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees set forth in Article VIII of the Credit Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Second Amendment, on and after the Second Amendment Effective Date, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Amendment.
(d)    On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement (as amended by this Second Amendment) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Credit Agreement as amended by this Second Amendment shall be read together and construed as a single instrument, and (ii) the Incremental Commitments shall constitute part of the “Commitments” and “Total Commitments”.
(e)    Nothing herein shall be deemed to entitle the Borrower, nor the Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Second Amendment or any other Loan Document in similar or different circumstances.

SECTION 6.
Expense Reimbursement and Indemnification. The Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 11.03 of the Credit Agreement as amended by this Second Amendment shall apply to this Second Amendment and the transactions contemplated hereby.

SECTION 7.	Amendments; Severability.
(a)    This Second Amendment, (i) prior to the Second Amendment Effective Date, may not be amended except by an instrument in writing signed by the Security Parties, the Facility Agent and the Lenders and (ii) after the Second Amendment Effective Date, may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02(b) of the Credit Agreement.
(b)    To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.

SECTION 8.
Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (including Sections 5-1401 and 5-1402 of the General Obligations Law but otherwise excluding the laws applicable to conflicts or choice of law). The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this Second Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 9.
Headings. Section headings in this Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

SECTION 10.	Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers or attorneys-in-fact, as the case may be, as of the day and year first above written.
BORROWER:
EAGLE BULK ULTRACO LLC

By:    /s/ Frank De Costanzo
Name: Frank De Costanzo
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

INITIAL GUARANTORS:
FAIRFIELD EAGLE LLC
GREENWICH EAGLE LLC
GROTON EAGLE LLC
MADISON EAGLE LLC
MYSTIC EAGLE LLC
ROWAYTON EAGLE LLC
SOUTHPORT EAGLE LLC
STONINGTON EAGLE LLC
WESTPORT EAGLE LLC

By:    /s/ Frank De Costanzo
Name: Frank De Costanzo
Title: Chief Financial Officer

ADDITIONAL GUARANTORS

NEW LONDON EAGLE LLC

By:    /s/ Frank De Costanzo
Name: Frank De Costanzo
Title: Chief Financial Officer
HAMBURG EAGLE LLC

By:    /s/ Frank De Costanzo
Name: Frank De Costanzo
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

ABN AMRO CAPITAL USA LLC, as Facility Agent, Security Trustee and Lender

By:     /s/ Christopher J. Chido
Name: Christopher J. Chido
Title: Attorney-in-fact
:

[Signature Page to Second Amendment to Credit Agreement]

DVB BANK SE, AMSTERDAM BRANCH, as Lender

By:	/s/ Christopher J. Chido Name: Christopher J. Chido Title: Attorney-in-fact

[Signature Page to Second Amendment to Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Lender

By:	/s/ Christopher J. Chido Name: Christopher J. Chido Title: Attorney-in-fact

[Signature Page to Second Amendment to Credit Agreement]

ANNEX I

INCREMENTAL COMMITMENTS

Incremental Lenders	Incremental Commitments
ABN AMRO CAPITAL USA LLC	$4,266,666.67
DVB BANK SE, AMSTERDAM BRANCH	$4,266,666.66
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	$4,266,666.67

ANNEX II

Vessels

PART A

Delivered Vessels

Vessel	IMO Number	Build Year	Maximum Vessel Borrowing Amount	Quarterly Installment Amount
M/V Mystic Eagle	9575204	2013	$6,800,000.00	$185,611.73
M/V Southport Eagle	9575228	2013	$6,800,000.00	$180,640.47
M/V Stonington Eagle	9575151	2012	$6,000,000.00	$178,338.76
M/V Greenwich Eagle	9575266	2013	$6,800,000.00	$174,444.76
M/V Fairfield Eagle	9575230	2013	$6,800,000.00	$179,076.48
M/V Groton Eagle	9575242	2013	$6,800,000.00	$177,488.56

PART B

Remaining Vessels

Vessel	IMO Number	Build Year	Maximum Vessel Borrowing Amount	Quarterly Installment Amount
M/V Westport Eagle	9705988	2015	$7,600,000.00	$171,446.23
M/V Madison Eagle	9575278	2013	$6,800,000.00	$172,937.57
M/V Rowayton Eagle	9575216	2013	$6,800,000.00	$182,285.55

PART C

Additional Vessels

Vessel	IMO Number	Build Year	Maximum Vessel Borrowing Amount	Quarterly Installment Amount
M/V New London Eagle	9754991	2015	$8,600,000	$185,301.06
M/V Hamburg Eagle	9698587	2014	$12,800,000	$297,674.72